Exhibit 99.1
Contacts:

Sidney Hinton President and CEO 919-453-1750	Philip Bourdillon/Gene Heller Silverman Heller Associates 310-208-2550
PowerSecure International, Inc.
Begins Trading on NASDAQ
WAKE FOREST, N.C. — August 22, 2007 — PowerSecure International, Inc., formerly Metretek Technologies, Inc., begins trading today on the NASDAQ Global Select Market under the symbol “POWR.” Tomorrow, August 23, 2007, Sidney Hinton, president and chief executive officer of PowerSecure International, will ring NASDAQ's opening bell.
Today the company also effectively adopts the name of PowerSecure, Inc., its largest subsidiary, to reflect the fact that it is now predominantly a provider of Interactive Distributed Generation® systems to a large and growing market of commercial and industrial users of electricity.
“Today’s two events — the changing of the name of the company to PowerSecure International, and our listing on the NASDAQ Global Select Market — underscore our commitment to meeting the expectations of both our customers and our shareholders,” said Hinton. “We are fortunate to compete in a dynamic and growing marketplace, where our distributed generation technologies are helping utilities and their customers find new and better ways to manage peak demand and load curtailment. In addition, we are developing new energy conservation initiatives that will impact both usage and cost.”
About PowerSecure International:
PowerSecure International, Inc. is a leading provider of energy management and conservation solutions to utilities and their commercial, institutional, and industrial customers. PowerSecure partners with utilities to design and install Interactive Distributed Generation® systems and services that manage load curtailment and peak demand conditions, enhance system reliability and provide customers with emergency power during outages. PowerSecure, also provides utilities with legal and regulatory consulting, energy system engineering and construction, and energy conservation services.
Safe-Harbor Statement:
All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the anticipated benefits of the Company’s distributed generation technologies, the anticipated effects of its new conservation initiatives, and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, risks, uncertainties and other factors identified from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
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